Exhibit 99.2

First Quarter 2024 Earnings Organon

Disclaimer statement Cautionary Note Regarding Forward - Looking Statements Except for historical information, this presentation includes “forward - looking statements” within the meaning of the safe harbo r provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about management’s expectations about Organon’s future financial performance and pr osp ects, including full - year 2024 guidance estimates and predictions regarding other financial information and metrics, franchise and product performance and strategy expectations for future per iod s. Forward - looking statements may be identified by words such "foresees," “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” "would," "potentially," "intends, " " seeks," "will" or words of similar meaning. These statements are based upon the current beliefs and expectations of the company’s management and are subject to significant risks and uncertainties. If under lyi ng assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward - looking statements. Risks and uncertainties that may affect our future results include, but are not limited to, pricing pressures globally, inclu din g rules and practices of managed care groups, judicial decisions and governmental laws and regulations related to Medicare, Medicaid and health care reform, pharmaceutical reimbursement and pric ing in general; an inability to fully execute on our product development and commercialization plans in the United States, Europe, and elsewhere internationally; an inability to adapt to the industr y - w ide trend toward highly discounted channels; changes in tax laws or other tax guidance, which could adversely affect our cash tax liability, effective tax rates, and results of operations and lead to gr eater audit scrutiny; expanded brand and class competition in the markets in which we operate; global tensions, which may result in disruptions in the broader global economic environment; uncertainty re gar ding the U.S. federal budget and debt ceiling, and the impact of a potential U.S. federal government shutdown; governmental initiatives that adversely impact our marketing activities, particul arl y in China; volatility in our stock price; political and social pressures, or regulatory developments, that adversely impact demand for, availability of, or patient access to contraception or fertility p rod ucts; difficulties with performance of third parties we rely on for our business growth; the failure of any supplier to provide substances, materials, or services as agreed; the increased cost of supply, ma nuf acturing, packaging, and operations; difficulties developing and sustaining relationships with commercial counterparties; competition from generic products as our products lose patent protection; any f ail ure by us to obtain an additional period of market exclusivity in the United States for Nexplanon subsequent to the expiration of certain current patents in 2027; difficulties implementing or executing on our acquisition strategy or failure to recognize the benefits of such acquisitions; and the impact of higher selling and promotional costs. The company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, f uture events or otherwise. Additional factors that could cause results to differ materially from those described in the forward - looking statements can be found in the company’s filings with the Securiti es and Exchange Commission ("SEC"), including the company’s most recent Annual Report on Form 10 - K and subsequent SEC filings, available at the SEC’s Internet site (www.sec.gov). See Slides 19 - 21 of this presentation for a reconciliation of non - GAAP measures. 2

Disclaimer statement, cont. Cautionary Note Regarding Non - GAAP Financial Measures This presentation contains “non - GAAP financial measures,” which are financial measures that either exclude or include amounts th at are correspondingly not excluded or included in the most directly comparable measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Speci fic ally, the company makes use of the non - GAAP financial measures Adjusted EBITDA, Adjusted EBITDA margin, Adjusted gross margin, Adjusted gross profit, Adjusted net income, and Adjusted dilu ted EPS, which are not recognized terms under GAAP and are presented only as a supplement to the company’s GAAP financial statements. This presentation also provides certain measures t hat exclude the impact of foreign exchange. We calculate foreign exchange by converting our current - period local currency financial results using the prior period average currency rates and com paring these adjusted amounts to our current - period results. The company believes that these non - GAAP financial measures help to enhance an understanding of the company’s financial performance. However, the presentation of these measures has limitations as an analytical tool and should not be considered in isolation, or as a substitute for the company’s results as reported under GAA P. Because not all companies use identical calculations, the presentations of these non - GAAP measures may not be comparable to other similarly titled measures of other companies. Please refer to Slides 19 - 21 of this presentation for additional information, including relevant definitions and reconciliations of non - GAAP financial measures contained herein to the most directly comparable GAAP measures. In addition, the company’s full - year 2024 guidance measures (other than revenue) are provided on a non - GAAP basis because the co mpany is unable to reasonably predict certain items contained in the GAAP measures. Such items include, but are not limited to, acquisition related expenses, restructuring and related expens es, stock - based compensation, the ultimate outcome of legal proceedings, unusual gains and losses, the occurrence of matters creating GAAP tax impacts and other items not reflective of the company's on going operations. The company’s management uses the non - GAAP financial measures described above to evaluate the company’s performance and to guide operational and financial decision making. Further, the company’s management believes that these non - GAAP financial measures, which exclude certain items, help to enhance its ability t o meaningfully communicate its underlying business performance, financial condition and results of operations. 3

First quarter 2024 highlights 4 • Revenue of $1.6 billion, up 7% ex - FX ◦ All three franchises contributed to growth • Diluted EPS of $0.78, Adjusted Diluted EPS of $1.22 • Adjusted EBITDA of $538 million, inclusive of $15 million of IPR&D and milestones See Slides 19 - 21 of this presentation for a reconciliation of non - GAAP measures.

Women's Health • Franchise growth of 12% ex - FX • Nexplanon up 34% ex - FX driven by favorable comparison to buy - out in Q1 2023; volume and price growth • Continued uptake in Jada • Franchise growth of 46% ex - FX • Ontruzant benefit from incremental demand in Brazil • Hadlima continuing to gain traction in U.S. • Franchise growth of 2% ex - FX • Expect to achieve flat performance in Established Brands in 2024 5 Established Brands Biosimilars Women's Health

$ mil Q1 - 24 Q1 - 23 Actual VPY Ex - FX VPY Europe and Canada 450 400 12% 10% United States 371 326 14% 14% Asia Pacific and Japan 287 324 (12)% (7)% China 206 225 (8)% (5)% Latin America, Middle East, Russia and Africa 274 214 28% 36% Other (1) 34 49 (28)% (30)% Total Revenues 1,622 1,538 5% 7% 6 (1) Other includes manufacturing sales to third parties. ~80% of Q1 sales generated ex - US Strong Q1 performance from largest markets

+5% reported, and +7% at constant currency $ mil 7 Strong volume growth, driven by Nexplanon , Biosimilars (1) LOE = Loss of Exclusivity (2) VBP = Volume Based Procurement (3) Other includes manufacturing sales to third parties (3) (1) (2) ~ ~ ~ ~ ~ ~

Women’s Health Women’s Health Revenues $ mil Q1 - 24 Q1 - 23 Act VPY Ex - FX VPY Nexplanon ® (contraception) 220 165 33% 34% NuvaRing ® (contraception) 38 49 (22)% (19)% Marvelon Œ / Mercilon Œ (contraception) 33 37 (12)% (10)% Follistim AQ ® (fertility) 46 55 (17)% (15)% Ganirelix Acetate Injection (fertility) 29 30 (2)% — % Jada ® (device) 13 7 84% 84% Other Women's Health products 43 38 15% 16% Total Women's Health 422 381 11% 12% 8 • Nexplanon up 34% ex - FX driven by favorable comparison to buy - out in Q1 2023; volume and price growth • Fertility down 2%, following strong Q4, expect high single - digit growth in fertility for full year 2024 Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

Biosimilars Biosimilars Revenues $ mil Q1 - 24 Q1 - 23 Act VPY Ex - FX VPY Renflexis ® 69 62 12% 12% Ontruzant ® 39 21 86% 86% Brenzys Œ 24 19 25% 26% Aybintio Œ 8 10 (20)% (21)% Hadlima ® 30 5 NM NM Biosimilars 170 116 46% 46% 9 • Ontruzant benefited from incremental tender demand in Brazil • Hadlima uptake continues following U.S. launch Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

Established Brands Established Brands Revenues $ mil Q1 - 24 Q1 - 23 Act VPY Ex - FX VPY Cardiovascular 365 384 (5)% (3)% Respiratory 277 292 (5)% (2)% Non - Opioid Pain, Bone & Derm 216 186 16% 19% Other 144 141 2% 4% Total Est. Brands 1,001 1,002 — % 2% 10 • Volume growth continues to outpace price pressure • New migraine assets and recovery of injectable steroids more than offset China VBP Totals may not foot due to rounding .

SG&A and R&D cost management significantly offset gross margin pressure All numbers presented on non - GAAP basis except revenue and IPR&D (1) Q1 - 24 Q1 - 23 Actual VPY Revenue 1,622 1,538 5% Cost of sales 615 535 15% Adjusted Gross profit 1,007 1,003 — % Selling, general and administrative 373 373 — % R&D 106 123 (14)% Acquired IPR&D and milestones 15 8 — Total research and development including IPR&D 121 131 (8)% Adjusted EBITDA 538 518 4% Adjusted diluted EPS 1.22 1.08 13% Per share impact to diluted EPS from acquired IPR&D and milestones (0.05) (0.03) — Adjusted Gross margin 62.1% 65.2% Adjusted EBITDA margin 33.2% 33.7% 11 (1) See Slides 19 - 21 of this presentation for a reconciliation of non - GAAP measures to their respective GAAP measures.

12 (USD millions) Q1 2024 Adjusted EBITDA $538 Less: Net cash interest expense (65) Less: Cash taxes (50) Less: Change in net working capital (291) Less: CapEx (23) Free Cash Flow Before One Time Costs $109 Less: One time spin - related costs (OpEx,CapEx) (68) Less: Other one - time costs (1) (OpEx) (36) Free Cash Flow (2) $6 Net working capital driven by: • Accrual drawdown for employee related incentive payments • Typical 1H increase in cash - cycle working capital consistent with prior years Q1 free cash flow in line with historical performance > 70% of annual free cash flow expected in 2H'24 (1) Includes operating expenses associated with restructuring initiatives and the planned exits from supply agreements with M erc k. (2) Free cash flow represents net cash flows provided by operating activities plus capital expenditures and the effect of exc han ge rate changes on cash and cash equivalents.

13 Net leverage ratio ~4.1x at March 2024* Leverage ratio stable with 2023 year - end $ mil Dec 2021 Dec 2022 Dec 2023 Mar 2024 Cash and cash equivalents 737 706 693 575 Gross Debt (1) 9,134 8,913 8,760 8,714 Net Debt (1) 8,397 8,207 8,067 8,139 (*) The definition of net debt is in the company's credit agreement and excludes unamortized fees; but includes capitalized l eas e obligations. Additionally, the LTM EBITDA calculation excludes acquired IPR&D and milestone charges. (1) Debt figures are net of discounts and unamortized fees of $124 million, $105 million, $84 million and $79 million as of D ece mber 31, 2021, December 31, 2022, December 31, 2023 and March 31, 2024 respectively.

2024 expected to be third consecutive year of revenue growth at constant currency $ mil 14 (1) LOE = Loss of Exclusivity (2) VBP = Value Based Pricing (3) Other includes manufacturing sales to Merck and other third parties (1) (2) (3) (1.0%) to +3.8% reported, +1.1% to +5.7% growth at constant currency ~(160) - (220) bps headwind to growth in 2024 ~ ~ ~ ~ ~ ~ $6,200 - $6,500

No change to full year 2024 guidance ranges 15 Provided on a non - GAAP basis, except revenue Prior guidance Current guidance Revenues $6.2B - $6.5B Unchanged Adjusted gross margin 61.0% - 63.0% Unchanged SG&A $1.5B - $1.7B Unchanged R&D* $400M - $500M Unchanged Adjusted EBITDA margin (Non - GAAP) 31.0% - 33.0% Unchanged Interest ~$520M Unchanged Depreciation ~$130M Unchanged Effective non - GAAP tax rate 18.5% - 20.5% Unchanged Fully diluted weighted average shares outstanding ~259M Unchanged *R&D expense includes $15 million of IPR&D and milestone expense year - to - date March 31, 2024. R&D guidance does not take into co nsideration a forward looking view of IPR&D and milestone expense.

Q&A

Appendix

Franchise performance $ mil Q1 - 2024 Q1 - 2023 Actual VPY Ex - FX VPY Women’s Health 422 381 11% 12% Biosimilars 170 116 46% 46% Est. Brands 1,001 1,002 — % 2% Other (1) 29 39 (27)% (29)% Total Revenues 1,622 1,538 5% 7% (1) Other includes manufacturing sales to third parties. 18

Reconciliation of GAAP Reported to Non - GAAP Adjusted Information 19 Three Months Ended March 31, 2024 Unaudited, $ in millions except per share amounts GAAP Spin related Costs (1) Manufacturing Network Related Costs (2) Restructuring Stock - based Compensation Amortization Other Non - GAAP Adjusted Cost of sales $ 665 (3) (10) — (4) (33) — $ 615 Gross profit 957 3 10 — 4 33 — 1,007 Gross margin 59.0% 62.1 % Selling, general and administrative 431 (40) — — (18) — — 373 Research and development 112 (2) — — (4) — — 106 Restructuring costs 23 — — (23) — — — — Other expense (income), net 3 (4) — — — — — (1) Taxes on income (3) 35 9 2 6 4 6 — 62 Net income 201 40 8 17 22 27 — 315 Earnings per share - Diluted $ 0.78 $ 1.22 (1) Spin - related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. (2) Manufacturing network related costs include costs from exiting manufacturing and supply agreements with Merck & Co . , Inc . , Rahway NJ, US . (3) Represents the estimated tax impacts on the reconciling items by applying the statutory rate and applicable law of the or igi nating territory of the non - GAAP adjustments.

Reconciliation of GAAP Reported to Non - GAAP Adjusted Information 20 Three Months Ended March 31, 2023 Unaudited, $ in millions except per share amounts GAAP Spin related Costs (1) Restructuring Stock - based Compensation Amortization Other (2) Non - GAAP Adjusted Cost of sales $ 580 (10) — (4) (29) (2) $ 535 Gross profit 958 10 — 4 29 2 1,003 Gross margin 62.3% 65.2 % Selling, general and administrative 435 (46) — (15) — (1) 373 Research and development 129 (3) — (3) — — 123 Restructuring costs 4 — (4) — — — — Other expense (income), net 6 (6) — — — — — Taxes on income (3) 58 13 1 4 6 — 82 Net income 177 52 3 18 23 3 276 Earnings per share - Diluted $ 0.69 $ 1.08 (1) Spin - related costs includes costs from the separation of Merck & Co., Inc., Rahway, NJ, US. (2) Other costs primarily includes one - time costs related to inventory step - up adjustments and legal reserves . (3) Represents the estimated tax impacts on the reconciling items by applying the statutory rate and applicable law of the or igi nating territory of the non - GAAP adjustments.

GAAP Net Income to Adjusted EBITDA Unaudited, $ in millions Q1 - 2024 Q1 - 2023 Net Income 201 177 Depreciation (1) 30 28 Amortization 33 29 Interest expense 131 132 Taxes on income 35 58 EBITDA 430 424 Restructuring costs 23 4 One - time costs (2) 59 68 Stock - based compensation 26 22 Adjusted EBITDA (Non - GAAP) 538 518 Adjusted EBITDA margin (Non - GAAP) 33.2% 33.7% 21 (1) Excludes accelerated depreciation included in one - time costs . (2) Represents spin - related, manufacturing network, and other one - time costs . Spin - related costs reflect certain costs incurred in connection with activities taken to separate Organon from Merck & Co . , Inc . , Rahway, NJ, US . These costs include, but are not limited to, $ 21 million and $ 37 million for the three months ended March 31 , 2024 and 2023 , respectively, for information technology infrastructure, primarily related to the implementation of a stand - alone enterprise resource planning system and redundant software licensing costs, as well as $ 14 million and $ 6 million for the three months ended March 31 , 2024 and 2023 , respectively, associated with temporary transition service agreements with Merck & Co . , Rahway, NJ . Manufacturing network related costs, including exiting of temporary manufacturing and supply agreements with Merck & Co . , Rahway, NJ, US, reflect accelerated depreciation, exit premiums, technology transfer costs, stability and qualification batch costs, and third - party contractor costs, and totaled $ 10 million for the three months ended March 31 , 2024 . As these costs are directly related to the separation of Organon and therefore arise from a one - time event outside of the ordinary course of the company’s operations, the adjustment of these items provide meaningful, supplemental, information that the company believes will enhance an investor's understanding of the company's ongoing operating performance .

Number of products 14 5 55 Women’s Health Biosimilars Established Brands Broad and diverse portfolio 22 TM TM